UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2016

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On February 25, 2016, Monogram Residential Trust, Inc. (which may be referred to herein as the “Company,” “we,” “our” or “us”) issued a press release and supplemental information announcing its financial results for the quarter and year ended December 31, 2015. The full text of the press release and the supplemental information are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.  Additionally, the Company has posted a copy of the press release and the supplemental information on its website at www.monogramres.com.

The information in this Item 2.02 of this Current Report on Form 8-K and the attached Exhibit 99.1 and Exhibit 99.2 are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended or the Exchange Act.

Item 5.02                                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2016, Michael D. Cohen and Timothy J. Pire were appointed to the Company’s board of directors (the “Board”) effective March 1, 2016. In connection with Mr. Pire’s appointment, the size of the Board was increased from eight to nine.  Information regarding Messrs. Cohen and Pire is provided below.

Michael D. Cohen

Michael D. Cohen, 41, was designated for election to the Board by Behringer Harvard Holdings, LLC and its affiliates (collectively, “Behringer”) pursuant to the master modification agreement entered into among the Company, Monogram Residential OP LP, Monogram Residential REIT TRS Holding, LLC and certain Behringer entities, dated as of July 31, 2013 (the “Master Modification Agreement”) in connection with our transition to a self-managed company. For additional information regarding Behringer Nominees (as defined in the Master Modification Agreement), the Master Modification Agreement and our transition to self-management, please see our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2013.

Mr. Cohen is President and a member of the Board of Managers of Behringer Harvard Holdings, LLC. In this role, Mr. Cohen oversees the company’s multi-channel distribution network and is integrally involved in expanding the platform of specialized investment products offered through Provasi Capital Partners LP. Mr. Cohen serves as a director of Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity REIT II, Inc., both investment programs sponsored by Behringer Harvard Holdings. Mr. Cohen is executive vice president of the advisor of Behringer’s co-sponsored public funds with Prospect Capital Management LLC, which include Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc. Mr. Cohen serves as executive vice president of Behringer Net Lease Advisors, LLC—the sponsor of the company’s series of multi-strategy 1031 Delaware statutory trust offerings and separately managed accounts for qualified investors. Mr. Cohen is also President of Vertical Capital Income Fund.

Mr. Cohen joined Behringer in 2005 from Crow Holdings, the investment office of the Trammell Crow Company, where he concentrated on the acquisition and management of the firm’s office, retail, and hospitality assets. Mr. Cohen began his career in 1997 at Harvard Property Trust and Behringer Partners, predecessor companies to Behringer. Mr. Cohen received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Master’s degree in Business and Finance from Texas Christian University in Fort Worth, Texas. Mr. Cohen is a member of the Association of Foreign Investors in Real Estate.

Timothy J. Pire

Timothy J. Pire, 53 will serve as one of our independent directors.  Mr. Pire served as a Managing Director at Heitman LLC (“Heitman”), a Chicago based real estate investment management firm, from June 1992 to December 2015.  At Heitman, Mr. Pire was responsible for analyzing and managing portfolios of publicly traded real estate securities and operating the real estate securities business unit within the broader Heitman platform.

During his tenure at Heitman, Mr. Pire served as a member of Heitman’s Management Committee, Board of Directors, Compensation Committee and Proxy Committee and from 2006 to 2015, Mr. Pire was as member of Heitman’s Global Real Estate Securities Investment Committee.   In addition, from 2014 to 2015, Mr. Pire was the head of Global Investment Strategy and Risk for the real estate securities business unit at Heitman and oversaw Heitman’s securities investments in Canada, Latin America and South America.

Prior to his employment at Heitman, from September 1990 to May 1992, Mr. Pire served as an associate appraiser for Lyon, Skelte and Speirs, an appraisal firm located in Seattle, Washington, where Mr. Pire was responsible for appraisals of commercial properties on the west coast.  From 1995 to 1998, Mr. Pire served as a senior credit analyst for US Bank Corporation, based in Milwaukee, Wisconsin.

Mr. Pire received his Masters of Science in Real Estate & Urban Land Economics from the University of Wisconsin, Madison and his Bachelors in Business Administration, majoring in finance, from the University of Wisconsin, Madison.  Mr. Pire is a Chartered Financial Analyst (CFA) and a member of the CFA Society of Chicago, a member of the National Association of Real Estate Investment Trust and a member of the National Association of Corporate Directors (NACD) where he serves as a Governance Fellow.

Our Board has determined that Mr. Pire will serve as an independent director, within the meaning of the New York Stock Exchange listing standards, and that Mr. Cohen, as a Behringer Nominee, will not serve as an independent director.  Messrs. Pire and Cohen will be entitled to receive standard compensation provided to our non-employee directors.  For more information regarding the compensation payable to our non-employee directors, please see the Company’s Definitive Proxy Statement filed with the SEC on April 22, 2015.

In connection with their service on the Board, Messrs. Cohen and Pire will enter into an Indemnification Agreement with the Company, substantially in the same form previously filed as Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the SEC on March 26, 2015.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated February 25, 2016
99.2	Supplemental Information for the quarter and year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

February 25, 2016	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated February 25, 2016
99.2	Supplemental Information for the quarter and year ended December 31, 2015